EXHIBIT 10.4



NUMBER                                                                SHARES
SHARES

01007

                          CORPORATE ROADSHOW.COM, INC.
              Incorporated Under the Laws of the State of New York

                                                             See Reverse for
                                                           Certain Definitions

                                  Common Stock
                                                       CUSIP   22003E    10    0


THIS CERTIFIES THAT:


IS THE OWNER OF



FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.001 PAR VALUE EACH OF

                          CORPORATE ROADSHOW.COM, INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of New York, and to the Articles of Incorporation and By-laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

                     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                                                            Countersigned:
                                          Olde Monmouth Stock Transfer Co., Inc.
                             201 Memorial Parkway, Atlantic Highlands, NJ  07716
                                                                  Transfer Agent



                                          By:
                                                            Authorized Signature
                                    CORPORATE
                                     (SEAL)
                                      1999
Secretary                                                   President


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           The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT -........Custodian.............
TEN ENT - as tenants by the entireties              (Cust)           (Minor)
JT TEN  - as joint tenants                         under Uniform Gifts to Minors
          with right of                                    Act.......
          survivorship and not as tenants                    (State)
          in common


     Additional abbreviations may also be used though not in the above list.


   For Value Received, _________________ hereby sell, assign and transfer unto

Please insert social security or other
    identifying number of assignee

    -----------------------------


--------------------------------------------------------------------------------
  (please print or typewrite name and address, including zip code, of assignee)

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--------------------------------------------------------------------------Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated _______________________


                              -----------------------------------------------
                              NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatsoever.



THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.

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Stock Market Information                       Columbia Financial Printing Co.,
                                              P.O. Box 210, Bethpage, NY  11714






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